UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021 (August 2, 2021)

HEALTHWELL ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Green Bay Rd. #227

Winnetka, IL 60093

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (847) 230-9162

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Exchange, LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Exchange, LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HWELW	The Nasdaq Stock Exchange, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2021, Healthwell Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253418) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 23, 2021, as amended (the “Registration Statement”):

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An Underwriting Agreement, dated August 2, 2021, by and between the Company and Jefferies LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

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A Warrant Agreement, dated August 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

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A Letter Agreement, dated August 2, 2021, (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Healthwell Acquisition Corp. I Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated August 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 2, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
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A Private Placement Warrants Purchase Agreement, dated August 2, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

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A Forward Purchase Agreement, dated August 5, 2021, by and among the Company, the Sponsor LLC and Peterson Partners, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference..

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale 7,700,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,700,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the shares of Class A Common Stock issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on August 2, 2021, Tracy Wan, Curtis Feeny, George Hornig, Matt Wandoloski, Christie Hefner, Ellen Levy and Carl Allegretti (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that each of George Hornig, Matt Wandoloski, Christie Hefner, Ellen Levy and Curtis Feeny are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective August 2, 2021, Curtis Feeny, George Hornig and Christie Hefner were appointed to the Board’s Audit Committee, with George Hornig serving as chair of the Audit Committee. Effective August 2, 2021. Curtis Feeny, George Hornig and Christie Hefner were appointed to the Board’s Compensation Committee, with George Hornig serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Ellen Levy, Matt Wandoloski and Tracy Wan and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Curtis Feeny and George Hornig and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Carl Allegretti, John MacCarthy and Alyssa Rapp and will expire at the Company’s third annual meeting of shareholders.

On August 2, 2021, in connection with his or her appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

The Company is party to a forward purchase agreement with Peterson Partners, a member of our sponsor, pursuant to which Peterson Partners has subscribed to purchase from us 4,000,000 units, with each unit consisting of one share of Class A common stock, or a forward purchase share, and one-half of one warrant to purchase one share of Class A common stock, or a forward purchase warrant, for $10.00 per unit, or an aggregate amount of up to $40.0 million, in a private placement that will close concurrently with the closing of our initial business combination. Peterson Partners has the right to nominate to our Board one director, which nominee is Curtis Feeny. Other than the foregoing, none of the directors appointed in connection with the closing of the IPO are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $250,000,000, comprised of $245,000,000 of the proceeds from the IPO (which amount includes $ 8,750,000 of the underwriters’ deferred discount) and $5,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the shares of Class A Common Stock included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 2, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 2, 2021, by and between the Company and Jefferies LLC as representative of the underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 2, 2021, by and among the Company, its executive officers, its directors and Healthwell Acquisition Corp. I Sponsor LLC.
10.2	Investment Management Trust Agreement, dated August 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 2, 2021, by and between the Company and Healthwell Acquisition Corp. I Sponsor LLC
10.4	Private Placement Warrants Purchase Agreement, dated August 2, 2021, by and between the Company and Healthwell Acquisition Corp. I Sponsor LLC
10.5	Forward Purchase Agreement, dated August 5, 2021, by and among the Company, Healthwell Acquisition Corp. I Sponsor LLC and Peterson Partners.
99.1	Press Release, dated August 2, 2021.
99.2	Press Release, dated August 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWELL ACQUISITION CORP. I
By:	/s/ Alyssa J. Rapp
Name: Alyssa J. Rapp
Title: Chief Executive Officer

Dated: August 6, 2021